================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 23, 1998

                            SOVEREIGN BANCORP, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                 0-16533                 2-2453088
----------------------------        ------------            -------------
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation              File Number)             Ident. No.)


1130 Berkshire Boulevard, Wyomissing, Pennsylvania         19610
--------------------------------------------------    -------------
    (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (610) 320-8400
                                                   --------------
                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


================================================================================

                           FORWARD LOOKING STATEMENTS

     Except for historical information, this report may be deemed to contain "forward looking" statements. Sovereign Bancorp, Inc. ("Sovereign") desires to avail itself of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Act") and is including this cautionary statement for the express purpose of availing itself of the protection afforded by the Act.

     Examples of forward looking statements include, but are not limited to (a) projections of or statements regarding future earnings, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure and other financial terms, (b) statements of plans and objectives of Sovereign or its management or Board of Directors, (c) statements of future economic performance, and (d) statements of assumptions, such as economic conditions in Sovereign's market areas, underlying other statements and statements about Sovereign or its businesses. Such forward looking statements can be identified by the use of forward looking terminology such as "believes," "expects," "may," "intends," "will," "should," "anticipates," or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy.

     No assurance can be given that the future results covered by the forward-looking statements will be achieved. Such statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could impact Sovereign's operating results include, but are not limited to, (i) the effects of changing economic conditions in Sovereign's market areas and nationally, (ii) credit risks of commercial, real estate, consumer and other lending activities, (iii) significant changes in interest rates, (iv) changes in federal and state banking laws and regulations which could impact Sovereign's operations, (v) funding costs, and (vi) other external developments which could materially affect Sovereign's business and operations.

Item 5. Other Events

     On February 28, 1998, Sovereign Bancorp, Inc. ("Sovereign") completed its acquisition of all of the outstanding capital stock of ML Bancorp, Inc.("ML
Bancorp"), the holding company for Main Line Bank, a $2.4 billion federal savings bank (the "ML Bancorp Acquisition"). The ML Bancorp Acquisition was accounted for as pooling of interests.

     On December 12, 1997, Sovereign entered into an Agreement and Plan of Merger with Carnegie Bancorp ("Carnegie") providing, among other things, for the merger (the "Carnegie Merger") of Carnegie with and into Sovereign. Carnegie, a New Jersey corporation, is the holding company for Carnegie Bank, N.A., a national bank. At March 31, 1998, Carnegie had total unaudited consolidated assets, deposits and shareholders' equity of approximately $423.5 million, $317.2 million and $35.7 million, respectively. On December 18, 1997, Sovereign entered into an Agreement and Plan of Merger with First Home Bancorp Inc. ("First Home") providing, among other things, for the merger (the "First Home Merger") of First Home with and into Sovereign. First Home, a New Jersey Corporation, is the holding company for First Home Savings Bank, F.S.B., a federally chartered savings bank. At March 31, 1998, First Home had total unaudited consolidated assets, deposits and shareholders' equity of approximately $545.8 million, $378.7 million and $38.2 million, respectively.


     In connection with the Carnegie Merger and the First Home Merger, Sovereign is filing with the Securities and Exchange Commission Registration Statements on Form S-4 (the "Registration Statements") to register shares of its common stock for issuance to shareholders of Carnegie and First Home. Pursuant to Item 11(b) of Form S-4, Sovereign, among other things, is required to either include in the Prospectus that constitutes a part of the Registration Statements or incorporate by reference therein, historical financial statements restated to reflect the ML Bancorp Acquisition. Accordingly, attached hereto as Exhibit 99.1 and incorporated herein by reference are (i) the audited Consolidated Balance Sheets as of December 31, 1997 and 1996 and the Consolidated Statements of Operations, Consolidated Statements of Stockholders' Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995 of Sovereign restated to reflect the ML Bancorp Acquisition and (ii) the Report of Ernst & Young LLP thereon.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit 27   - Financial Data Schedule

         Exhibit 99.1 - The Consolidated Balance Sheets as of December 31, 1997
                        and 1996 and the Consolidated Statements of Operations, Consolidated Statements of Stockholders' Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995 of Sovereign Bancorp, Inc. and the related Notes thereto and the Report of Ernst & Young LLP thereon.

         Exhibit 99.2 - The Consolidated Balance Sheets as of February 27, 1998,
                        and March 31, 1997 and the Consolidated Statements of Operations, Consolidated Statements of Changes in Stockholders' Equity and Consolidated Statements of Cash Flows for the eleven month period ended February 27, 1998, and years ended March 31, 1997 and 1996 of ML Bancorp, Inc. and the related Notes thereto and the Report of KPMG Peat Marwick LLP thereon.

         Exhibit 99.3 - Consent of Ernst & Young LLP.

         Exhibit 99.4 - Consent of KPMG Peat Marwick LLP.

         Exhibit 99.5 - Consent of KPMG Peat Marwick LLP.

         Exhibit 99.6 - Consent of KPMG Peat Marwick LLP.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SOVEREIGN BANCORP. INC.

Dated: June 23, 1998

                                    By /s/ Mark R. McCollom
                                      -----------------------------------------
                                      Mark R. McCollom
                                      Chief Accounting Officer

                                 EXHIBIT INDEX

Exhibit
Number
-------
  27     Financial Data Schedule

  99.1 The Consolidated Balance Sheets as of December 31, 1997 and 1996 and the Consolidated Statements of Operations, Consolidated Statements of Stockholders' Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995 of Sovereign Bancorp, Inc. and the related Notes thereto and the Report of Ernst & Young LLP thereon.

  99.2 The Consolidated Balance Sheets as of February 27, 1998 and March 31, 1997 and the Consolidated Statements of Operations, Consolidated Statements of Changes in Stockholders' Equity and Consolidated Statements of Cash Flows for the eleven months ended February 27, 1998 and the years ended March 31, 1997 and 1996 of ML Bancorp, Inc. and the related Notes thereto and the Report of KPMG Peat Marwick LLP thereon.

  99.3   Consent of Ernst & Young LLP.

  99.4   Consent of KPMG Peat Marwick LLP.

  99.5   Consent of KPMG Peat Marwick LLP.

  99.6   Consent of KPMG Peat Marwick LLP.